SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	98-0399476 (I.R.S. Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas (Address of principal executive offices)	78750 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered Common Stock, Par Value $0.001	Name of each exchange on which each class is to be registered American Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [  ]

Securities Act registration statement file number to which this form relates: Not applicable. (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None.

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Item 1.             Description of Registrant's Securities to be Registered.

A description of the Registrant's common stock, par value $0.001 to be registered hereby is contained under "Description of Securities" in the Registrant's Registration Statement on Form SB-2, as amended, first filed with the Securities and Exchange Commission (the "Commission") on February 14, 2007 (File No. 333-140722) and is incorporated by reference into this registration statement.

Item 2.             Exhibits

Exhibit Number	Description
3.1	Articles of Incorporation, as amended (1)
3.1.1	Certificate of Amendment to Articles of Incorporation (2)
3.2	By-Laws (1)

(1)         Incorporated by reference to the Registrant's Registration Statement on Form SB-2 filed with the Commission on August 4, 2005.

(2)         Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on February 9, 2006.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: September 27, 2007.

URANIUM ENERGY CORP.

By:	/s/ Amir Adnani Amir Adnani President, Chief Executive Officer, Principal Executive Officer and a director

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